UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22049

International Income Portfolio

(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2024

Date of Reporting Period

Item 1. Reports to Stockholders

International Income Portfolio

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the International Income Portfolio (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php and selecting Eaton Vance Global Sovereign Opportunities Fund. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
International Income Portfolio	$105	1.00%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the FTSE World Government Bond Index (the Index):

↑ An out-of-Index allocation to the Serbian dinar, which strengthened amid government reforms and a positive economic growth outlook for Serbia, contributed to returns relative to the Index during the period

↑ An overweight exposure to the euro helped Index-relative performance, as the euro rallied on expectations of aggressive monetary policy easing in the U.S.

↑ An out-of-Index allocation to the Icelandic krona, which strengthened alongside high interest rates in Iceland, contributed to Index-relative returns

↑ The use of derivatives — led by interest-rate swaps to manage interest-rate exposures — contributed to performance relative to the Index during the period

↓ A short position in the South African rand detracted from Index-relative returns, as the rand strengthened following the results of national elections

↓ An overweight exposure to the Japanese yen, which weakened to a multi-decade low versus the U.S. dollar, detracted from Index-relative performance

↓ An overweight exposure to Polish interest rates hurt Index-relative returns as Poland’s central bank held rates steady while many other central banks cut rates

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	International Income Portfolio	FTSE World Government Bond Index (WGBI)	Blended Index
10/14	$10,000	$10,000	$10,000
11/14	$9,926	$9,941	$9,927
12/14	$9,813	$9,876	$9,757
1/15	$9,800	$9,847	$9,741
2/15	$9,772	$9,735	$9,626
3/15	$9,678	$9,627	$9,483
4/15	$9,754	$9,733	$9,622
5/15	$9,730	$9,505	$9,392
6/15	$9,715	$9,479	$9,348
7/15	$9,640	$9,524	$9,336
8/15	$9,461	$9,569	$9,271
9/15	$9,342	$9,641	$9,272
10/15	$9,422	$9,637	$9,353
11/15	$9,438	$9,437	$9,157
12/15	$9,455	$9,523	$9,183
1/16	$9,388	$9,653	$9,289
2/16	$9,392	$9,934	$9,533
3/16	$9,592	$10,198	$9,908
4/16	$9,640	$10,326	$10,058
5/16	$9,561	$10,170	$9,828
6/16	$9,610	$10,546	$10,234
7/16	$9,606	$10,601	$10,289
8/16	$9,701	$10,509	$10,218
9/16	$9,752	$10,577	$10,313
10/16	$9,725	$10,215	$10,012
11/16	$9,610	$9,741	$9,500
12/16	$9,683	$9,675	$9,484
1/17	$9,780	$9,773	$9,604
2/17	$9,922	$9,811	$9,668
3/17	$10,460	$9,825	$9,724
4/17	$10,466	$9,953	$9,848
5/17	$10,542	$10,123	$10,021
6/17	$10,526	$10,109	$10,020
7/17	$10,556	$10,297	$10,210
8/17	$10,620	$10,418	$10,343
9/17	$10,604	$10,293	$10,236
10/17	$10,611	$10,238	$10,135
11/17	$10,664	$10,383	$10,284
12/17	$10,742	$10,400	$10,339
1/18	$10,890	$10,570	$10,567
2/18	$10,861	$10,498	$10,487
3/18	$10,916	$10,659	$10,637
4/18	$10,816	$10,458	$10,414
5/18	$10,668	$10,331	$10,209
6/18	$10,579	$10,302	$10,127
7/18	$10,647	$10,259	$10,132
8/18	$10,400	$10,239	$9,993
9/18	$10,383	$10,135	$9,963
10/18	$10,378	$10,023	$9,837
11/18	$10,447	$10,072	$9,930
12/18	$10,483	$10,312	$10,146
1/19	$10,681	$10,457	$10,371
2/19	$10,669	$10,361	$10,271
3/19	$10,633	$10,492	$10,348
4/19	$10,684	$10,440	$10,303
5/19	$10,723	$10,619	$10,451
6/19	$10,895	$10,867	$10,761
7/19	$10,967	$10,815	$10,741
8/19	$10,836	$11,103	$10,913
9/19	$10,921	$10,959	$10,820
10/19	$10,982	$11,018	$10,929
11/19	$10,991	$10,890	$10,788
12/19	$11,169	$10,920	$10,901
1/20	$11,152	$11,097	$11,014
2/20	$11,201	$11,207	$11,027
3/20	$10,799	$11,139	$10,729
4/20	$10,915	$11,272	$10,915
5/20	$11,072	$11,294	$11,045
6/20	$11,202	$11,366	$11,112
7/20	$11,590	$11,779	$11,502
8/20	$11,667	$11,726	$11,453
9/20	$11,595	$11,700	$11,387
10/20	$11,645	$11,679	$11,380
11/20	$11,959	$11,863	$11,648
12/20	$12,233	$12,024	$11,856
1/21	$12,187	$11,870	$11,709
2/21	$12,013	$11,584	$11,420
3/21	$11,782	$11,342	$11,159
4/21	$11,962	$11,472	$11,313
5/21	$12,081	$11,575	$11,450
6/21	$11,878	$11,453	$11,326
7/21	$11,900	$11,639	$11,463
8/21	$11,946	$11,572	$11,428
9/21	$11,739	$11,311	$11,143
10/21	$11,633	$11,264	$11,077
11/21	$11,496	$11,256	$11,010
12/21	$11,580	$11,186	$10,989
1/22	$11,428	$10,950	$10,804
2/22	$11,171	$10,834	$10,604
3/22	$10,943	$10,464	$10,282
4/22	$10,536	$9,848	$9,674
5/22	$10,516	$9,842	$9,703
6/22	$10,060	$9,532	$9,372
7/22	$10,086	$9,701	$9,511
8/22	$9,899	$9,279	$9,177
9/22	$9,407	$8,806	$8,714
10/22	$9,463	$8,760	$8,662
11/22	$10,166	$9,159	$9,100
12/22	$10,300	$9,143	$9,127
1/23	$10,667	$9,435	$9,438
2/23	$10,304	$9,120	$9,127
3/23	$10,659	$9,464	$9,478
4/23	$10,701	$9,503	$9,525
5/23	$10,554	$9,296	$9,329
6/23	$10,613	$9,295	$9,389
7/23	$10,703	$9,326	$9,468
8/23	$10,587	$9,196	$9,312
9/23	$10,198	$8,898	$9,007
10/23	$10,113	$8,800	$8,919
11/23	$10,607	$9,230	$9,361
12/23	$11,185	$9,617	$9,735
1/24	$11,034	$9,468	$9,585
2/24	$10,817	$9,345	$9,474
3/24	$10,877	$9,385	$9,506
4/24	$10,444	$9,141	$9,268
5/24	$10,786	$9,239	$9,378
6/24	$10,714	$9,236	$9,355
7/24	$11,126	$9,500	$9,611
8/24	$11,322	$9,719	$9,847
9/24	$11,602	$9,879	$10,044
10/24	$11,057	$9,537	$9,673

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
International Income Portfolio	9.35%	0.14%	1.01%
FTSE World Government Bond Index (WGBI)	8.37%	(2.84)%	(0.47)%
Blended IndexFootnote Reference1	8.45%	(2.41)%	(0.33)%
Footnote	Description
Footnote[1]	Index consists of 80% FTSE World Government Bond Index and 20% J.P. Morgan Government Bond Index: Emerging Markets Global Diversified, rebalanced monthly.

Performance does not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$31,295,457
# of Portfolio Holdings (including derivatives)	567
Portfolio Turnover Rate	227%
Total Advisory Fees Paid (net of waiver)	$0

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Sovereign Government Bonds
65.4%
Short-Term Investments
15.0%
U.S. Government Agency
Mortgage-Backed Securities
10.5%
Collateralized Mortgage Obligations
8.3%
Other†
0.8%

Value	Value
OtherFootnote Reference†	0.8%
Collateralized Mortgage Obligations	8.3%
U.S. Government Agency Mortgage-Backed Securities	10.5%
Short-Term Investments	15.0%
Sovereign Government Bonds	65.4%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Euro	13.4%
Japan	12.5%
Egypt	8.4%
Dominican Republic	8.0%
Serbia	7.8%
Singapore	7.6%
Iceland	7.0%
India	7.0%
Other	29.5%
Total Long Exposure	101.2%
South Africa	(6.6%)
Philippines	(7.8%)
Other	(16.1%)
Total Short Exposure	(30.5%)
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Eaton Vance Global Sovereign Opportunities Fund's next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php and select Eaton Vance Global

Sovereign Opportunities Fund. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

II Port.-TSR-AR

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2023 and October 31, 2024 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$52,300	$51,667
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$700	$0

Total	$53,000	$51,667

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2023 and October 31, 2024; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/23	10/31/24
Registrant	$700	$0
Eaton Vance(1)	$0	$18,490

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a) Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

International Income Portfolio
October 31, 2024
Portfolio of Investments

Collateralized Mortgage Obligations — 9.1%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA1, Class M2, 7.357%, (30-day SOFR Average + 2.50%), 1/25/42(1)(2)	$1,800	$ 1,837,072
Government National Mortgage Association, Series 2023-115, Class AL, 6.00%, 8/20/53	1,000	1,020,546
Total Collateralized Mortgage Obligations (identified cost $2,702,661)		$ 2,857,618

Foreign Corporate Bonds — 0.8%
Security	Principal Amount (000's omitted)		Value
Paraguay — 0.8%
Itau BBA International PLC, 9.03%, 2/19/30	PYG	1,906,340	$ 262,236
Total Foreign Corporate Bonds (identified cost $280,989)			$ 262,236

Sovereign Government Bonds — 71.9%
Security	Principal Amount (000's omitted)		Value
Colombia — 2.2%
Titulos De Tesoreria B, 2.25%, 4/18/29	COP	3,464,319	$ 688,282
			$ 688,282
Czech Republic — 5.3%
Czech Republic Government Bonds:
4.50%, 11/11/32	CZK	12,330	$ 546,902
4.90%, 4/14/34	CZK	24,620	1,122,995
			$ 1,669,897
Dominican Republic — 7.7%
Dominican Republic Bonds:
8.00%, 1/15/27(3)	DOP	3,970	$ 62,804
8.00%, 2/12/27(3)	DOP	20,150	318,136
10.75%, 6/1/36(1)	DOP	43,350	766,119
11.25%, 9/15/35(1)	DOP	8,000	145,319
12.00%, 8/8/25(1)	DOP	10,500	176,631
13.00%, 6/10/34(3)	DOP	25,400	503,136
13.625%, 2/3/33(1)	DOP	8,000	160,344
Security	Principal Amount (000's omitted)		Value
Dominican Republic (continued)
Dominican Republic Central Bank Notes:
8.00%, 3/12/27(3)	DOP	900	$ 14,361
13.00%, 12/5/25(1)	DOP	8,440	142,986
13.00%, 1/30/26(1)	DOP	6,240	106,272
			$ 2,396,108
Egypt — 3.8%
Egypt Government Bonds, 24.458%, 10/1/27	EGP	58,761	$ 1,178,591
			$ 1,178,591
Germany — 5.0%
Bundesrepublik Deutschland Bundesanleihe, 1.70%, 8/15/32(3)	EUR	1,500	$ 1,565,604
			$ 1,565,604
Greece — 0.1%
Hellenic Republic Government Bonds, 0.00%, GDP-Linked, 10/15/42	EUR	9,881	$ 27,944
			$ 27,944
Iceland — 8.0%
Republic of Iceland:
4.50%, 2/17/42	ISK	184,453	$ 1,092,860
5.00%, 11/15/28	ISK	3,916	26,484
7.00%, 9/17/35	ISK	15,871	120,523
8.00%, 6/12/25	ISK	172,866	1,255,749
			$ 2,495,616
New Zealand — 7.1%
New Zealand Government Bonds:
2.75%, 4/15/37(3)(4)	NZD	990	$ 483,751
4.25%, 5/15/34(4)	NZD	2,429	1,426,698
5.00%, 5/15/54(4)	NZD	540	322,510
			$ 2,232,959
Paraguay — 1.6%
Paraguay Government Bonds:
7.90%, 2/9/31(1)	PYG	3,553,000	$ 458,115
7.90%, 2/9/31(3)	PYG	292,000	37,649
			$ 495,764
Peru — 2.9%
Peru Government Bonds:
6.714%, 2/12/55	PEN	1,820	$ 458,918

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Peru (continued)
Peru Government Bonds: (continued)
7.60%, 8/12/39(1)(3)	PEN	1,661	$ 451,843
			$ 910,761
Philippines — 1.8%
Philippines Government International Bonds, 6.25%, 1/14/36	PHP	34,000	$ 575,980
			$ 575,980
Poland — 4.3%
Republic of Poland Government Bonds, 2.00%, 8/25/36(5)	PLN	6,132	$ 1,331,417
			$ 1,331,417
Serbia — 7.3%
Serbia Treasury Bonds:
4.50%, 8/20/32	RSD	54,700	$ 496,245
7.00%, 10/26/31	RSD	171,410	1,799,956
			$ 2,296,201
South Africa — 10.0%
Republic of South Africa Government Bonds:
8.50%, 1/31/37	ZAR	11,116	$ 529,154
8.875%, 2/28/35	ZAR	50,844	2,584,254
			$ 3,113,408
South Korea — 1.7%
Korea Treasury Bonds, 4.00%, 12/10/31	KRW	692,140	$ 533,842
			$ 533,842
Turkey — 2.6%
Turkiye Government Bonds:
17.30%, 7/19/28	TRY	1,584	$ 31,951
26.20%, 10/5/33	TRY	10,455	284,206
27.70%, 9/27/34	TRY	4,861	138,456
30.00%, 9/12/29	TRY	1,489	40,929
50.00% (TLREF), 9/6/28(2)	TRY	2,741	78,114
50.223% (TLREF), 6/16/27(2)	TRY	2,898	84,513
52.191% (TLREF), 5/17/28(2)	TRY	5,203	149,950
			$ 808,119
Uruguay — 0.5%
Uruguay Government Bonds:
3.40%, 5/16/45	UYU	6,299	$ 152,849
Security	Principal Amount (000's omitted)		Value
Uruguay (continued)
Uruguay Government Bonds: (continued)
3.875%, 7/2/40(5)	UYU	661	$ 16,987
			$ 169,836
Total Sovereign Government Bonds (identified cost $22,804,176)			$22,490,329

U.S. Government Agency Mortgage-Backed Securities — 11.5%
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
5.00%, with maturity at 2052	$876	$ 852,861
5.32%, (COF + 1.793%), with maturity at 2035(6)	78	77,055
Uniform Mortgage-Backed Security, 5.50%, 30-Year, TBA(7)	2,700	2,674,582
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $3,661,574)		$ 3,604,498

Short-Term Investments — 16.5%
Affiliated Fund — 3.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(8)	1,107,669	$ 1,107,669
Total Affiliated Fund (identified cost $1,107,669)		$ 1,107,669

U.S. Treasury Obligations — 12.9%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/7/24(9)	$1,300	$ 1,298,992
0.00%, 11/14/24	2,750	2,745,400
Total U.S. Treasury Obligations (identified cost $4,044,366)		$ 4,044,392
Total Short-Term Investments (identified cost $5,152,035)		$ 5,152,061

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Value
Total Purchased Options and Swaptions — 0.1% (identified cost $47,558)	$ 23,730
Total Investments — 109.9% (identified cost $34,648,993)	$34,390,472
Total Written Options — (0.0)%(10) (premiums received $4,138)	$ (4,360)
Other Assets, Less Liabilities — (9.9)%	$(3,090,655)
Net Assets — 100.0%	$31,295,457
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $4,244,701 or 13.6% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $3,437,284 or 11.0% of the Portfolio's net assets.
(4)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(5)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(6)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2024.
(7)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(8)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of October 31, 2024.
(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.
(10)	Amount is less than (0.05)%.

Purchased Currency Options (OTC) — 0.1%
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Put EUR vs. Call USD	Bank of America, N.A.	EUR	1,870,000	USD	1.07	11/21/24	$ 5,211
Put EUR vs. Call USD	BNP Paribas	EUR	2,260,000	USD	1.07	11/21/24	6,298
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	1,100,000	INR	85.50	1/25/29	6,079
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	600,000	INR	85.50	1/25/29	3,316
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	510,000	INR	85.50	1/30/29	2,826
Total							$23,730

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Purchased Interest Rate Swaptions (OTC) — 0.0%
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 11/21/26 to pay SAIBOR and receive 4.41%	JPMorgan Chase Bank, N.A.	SAR	10,257,000	11/19/24	$ —
Option to enter into interest rate swap expiring 11/25/26 to pay SAIBOR and receive 4.30%	JPMorgan Chase Bank, N.A.	SAR	6,838,000	11/21/24	—
Total					$ —
Written Currency Options (OTC) — (0.0)%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call USD vs. Put CNH	Deutsche Bank AG	USD	950,000	CNH	7.30	11/21/24	$(1,529)
Put USD vs. Call CNH	Deutsche Bank AG	USD	950,000	CNH	6.98	11/21/24	(2,831)
Total							$(4,360)
(1)	Amount is less than (0.05)%.
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
BRL	377,000	USD	67,378	12/3/24	$ (2,393)
USD	66,872	BRL	377,000	12/3/24	1,887
CLP	4,000,000	USD	4,254	12/18/24	(95)
CLP	8,000,000	USD	8,487	12/18/24	(169)
CLP	8,000,000	USD	8,660	12/18/24	(341)
CLP	20,000,000	USD	21,180	12/18/24	(384)
CLP	50,600,000	USD	54,071	12/18/24	(1,457)
CLP	39,000,000	USD	42,117	12/18/24	(1,564)
CLP	68,000,000	USD	72,340	12/18/24	(1,634)
CLP	84,000,000	USD	89,054	12/18/24	(1,710)
CLP	107,000,000	USD	113,013	12/18/24	(1,754)
CLP	82,000,000	USD	88,822	12/18/24	(3,558)
CLP	188,000,000	USD	199,611	12/18/24	(4,128)
CLP	553,000,000	USD	586,868	12/18/24	(11,857)
COP	194,060,000	USD	45,857	12/18/24	(2,260)
COP	626,940,000	USD	148,509	12/18/24	(7,662)
EUR	67,274	USD	74,560	12/18/24	(1,246)
EUR	120,000	USD	133,027	12/18/24	(2,253)
EUR	543,041	USD	602,982	12/18/24	(11,185)
EUR	8,940,651	USD	9,908,982	12/18/24	(165,611)
IDR	1,069,450,000	USD	70,581	12/18/24	(2,604)
IDR	10,490,479,312	USD	675,063	12/18/24	(8,253)
IDR	4,184,887,263	USD	275,866	12/18/24	(9,861)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
IDR	8,495,847,000	USD	561,598	12/18/24	$ (21,573)
IDR	19,040,110,981	USD	1,258,601	12/18/24	(48,347)
INR	32,000,000	USD	379,597	12/18/24	334
INR	32,000,000	USD	379,615	12/18/24	316
INR	39,300,000	USD	466,331	12/18/24	272
INR	23,000,000	USD	272,851	12/18/24	224
INR	19,530,000	USD	232,666	12/18/24	(789)
INR	21,000,000	USD	250,223	12/18/24	(894)
KRW	88,000,000	USD	65,799	12/18/24	(1,684)
KRW	157,000,000	USD	117,773	12/18/24	(3,387)
KRW	156,000,000	USD	117,079	12/18/24	(3,422)
KRW	212,000,000	USD	158,873	12/18/24	(4,415)
KRW	231,000,000	USD	172,814	12/18/24	(4,513)
KRW	458,892,018	USD	344,458	12/18/24	(10,122)
KRW	292,755,000	USD	224,459	12/18/24	(11,166)
PEN	1,190,000	USD	311,878	12/18/24	3,330
PEN	1,771,800	USD	467,802	12/18/24	1,514
PEN	415,090	USD	110,247	12/18/24	(297)
PEN	1,435,000	USD	381,537	12/18/24	(1,434)
PHP	27,300,000	USD	468,549	12/18/24	(235)
PHP	6,800,000	USD	120,713	12/18/24	(4,063)
TWD	12,000,000	USD	377,181	12/18/24	251
TWD	6,000,000	USD	188,615	12/18/24	101
TWD	4,000,000	USD	125,727	12/18/24	84
TWD	2,000,000	USD	62,872	12/18/24	34
TWD	2,000,000	USD	62,960	12/18/24	(55)
TWD	1,000,000	USD	31,566	12/18/24	(113)
TWD	4,200,000	USD	132,215	12/18/24	(114)
TWD	1,000,000	USD	31,586	12/18/24	(133)
TWD	1,000,000	USD	31,619	12/18/24	(166)
TWD	7,000,000	USD	220,361	12/18/24	(193)
TWD	4,000,000	USD	126,099	12/18/24	(289)
TWD	12,310,000	USD	387,515	12/18/24	(333)
TWD	3,000,000	USD	94,757	12/18/24	(399)
TWD	4,000,000	USD	126,263	12/18/24	(452)
TWD	4,000,000	USD	126,474	12/18/24	(664)
TWD	12,000,000	USD	378,298	12/18/24	(866)
USD	166,457	CLP	157,600,000	12/18/24	2,584
USD	923,447	COP	3,898,379,446	12/18/24	47,646
USD	504,573	COP	2,138,000,000	12/18/24	24,254
USD	29,624	COP	125,060,000	12/18/24	1,528
USD	16,284	COP	69,000,000	12/18/24	783
USD	2,269,479	EUR	2,047,700	12/18/24	37,930
USD	1,804,364	EUR	1,628,037	12/18/24	30,157

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	1,722,681	EUR	1,554,336	12/18/24	$ 28,791
USD	1,290,620	EUR	1,164,497	12/18/24	21,570
USD	992,859	EUR	894,161	12/18/24	18,417
USD	859,758	EUR	775,740	12/18/24	14,369
USD	854,388	EUR	770,895	12/18/24	14,280
USD	601,856	EUR	543,041	12/18/24	10,059
USD	245,240	EUR	221,274	12/18/24	4,099
USD	175,198	EUR	158,078	12/18/24	2,928
USD	27,025	EUR	24,384	12/18/24	452
USD	429,270	IDR	6,636,000,000	12/18/24	7,464
USD	309,985	IDR	4,792,000,000	12/18/24	5,390
USD	260,698	IDR	4,030,000,000	12/18/24	4,538
USD	236,500	IDR	3,656,000,000	12/18/24	4,112
USD	188,246	IDR	2,910,000,000	12/18/24	3,277
USD	169,244	IDR	2,616,110,981	12/18/24	2,955
USD	148,929	IDR	2,303,000,000	12/18/24	2,542
USD	148,912	IDR	2,303,000,000	12/18/24	2,526
USD	143,675	IDR	2,221,000,000	12/18/24	2,501
USD	122,217	IDR	1,889,184,263	12/18/24	2,134
USD	107,542	IDR	1,663,000,000	12/18/24	1,836
USD	107,594	IDR	1,664,000,000	12/18/24	1,825
USD	93,253	IDR	1,441,479,312	12/18/24	1,628
USD	82,063	IDR	1,269,000,000	12/18/24	1,401
USD	82,054	IDR	1,269,000,000	12/18/24	1,392
USD	74,512	IDR	1,152,000,000	12/18/24	1,287
USD	53,815	IDR	832,000,000	12/18/24	930
USD	41,008	IDR	634,000,000	12/18/24	709
USD	226,052	KRW	301,000,000	12/18/24	6,752
USD	291,116	KRW	391,000,000	12/18/24	6,244
USD	247,685	KRW	333,000,000	12/18/24	5,070
USD	217,359	KRW	292,000,000	12/18/24	4,616
USD	217,270	KRW	292,000,000	12/18/24	4,527
USD	204,782	KRW	275,181,518	12/18/24	4,292
USD	136,879	KRW	184,000,000	12/18/24	2,822
USD	5,018	PEN	19,000	12/18/24	(15)
USD	22,971	PEN	87,000	12/18/24	(74)
USD	68,133	PEN	258,000	12/18/24	(206)
USD	307,595	PEN	1,165,000	12/18/24	(991)
USD	192,630	PEN	735,000	12/18/24	(2,057)
USD	154,869	PEN	594,000	12/18/24	(2,470)
USD	457,521	PEN	1,745,718	12/18/24	(4,886)
USD	619,737	PEN	2,377,000	12/18/24	(9,885)
USD	625,346	PHP	35,000,000	12/18/24	24,944
USD	620,706	PHP	34,803,000	12/18/24	23,683

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	637,958	PHP	36,000,000	12/18/24	$ 20,402
USD	242,199	PHP	13,565,000	12/18/24	9,500
USD	221,326	PHP	12,435,000	12/18/24	8,012
USD	230,382	PHP	13,000,000	12/18/24	7,375
USD	160,803	PHP	9,000,000	12/18/24	6,414
USD	151,596	PHP	8,500,000	12/18/24	5,784
USD	159,490	PHP	9,000,000	12/18/24	5,100
USD	157,030	PHP	9,000,000	12/18/24	2,640
USD	157,030	PHP	9,000,000	12/18/24	2,640
USD	139,550	PHP	8,000,000	12/18/24	2,315
USD	55,885	PHP	3,130,000	12/18/24	2,192
USD	51,082	PHP	2,870,000	12/18/24	1,849
USD	105,422	PHP	6,040,000	12/18/24	1,810
USD	53,165	PHP	3,000,000	12/18/24	1,702
USD	124,949	TWD	4,000,000	12/18/24	(861)
USD	234,889	TWD	7,500,000	12/18/24	(1,006)
USD	156,126	TWD	5,000,000	12/18/24	(1,137)
USD	162,378	TWD	5,200,000	12/18/24	(1,176)
USD	156,055	TWD	5,000,000	12/18/24	(1,208)
USD	344,504	TWD	11,000,000	12/18/24	(1,476)
					$87,781
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
MYR	435,000	USD	99,218	Barclays Bank PLC	11/4/24	$ 120	$ —
MYR	310,000	USD	70,707	Barclays Bank PLC	11/4/24	86	—
MYR	310,000	USD	70,707	Barclays Bank PLC	11/4/24	86	—
MYR	376,000	USD	82,015	Goldman Sachs International	11/4/24	3,849	—
MYR	1,085,000	USD	236,744	State Street Bank and Trust Company	11/4/24	11,029	—
USD	74,591	MYR	310,000	Barclays Bank PLC	11/4/24	3,798	—
USD	74,501	MYR	310,000	Barclays Bank PLC	11/4/24	3,709	—
USD	99,681	MYR	435,000	Barclays Bank PLC	11/4/24	344	—
USD	85,761	MYR	376,000	Goldman Sachs International	11/4/24	—	(104)
USD	97,561	MYR	406,000	State Street Bank and Trust Company	11/4/24	4,846	—
TRY	1,679,300	USD	45,226	BNP Paribas	11/8/24	3,617	—
TRY	16,492,000	USD	418,391	Standard Chartered Bank	11/8/24	61,279	—
TRY	16,160,856	USD	411,064	Standard Chartered Bank	11/8/24	58,975	—
TRY	2,691,434	USD	69,012	Standard Chartered Bank	11/8/24	9,269	—
TRY	2,691,434	USD	69,012	Standard Chartered Bank	11/8/24	9,269	—
TRY	2,410,127	USD	62,504	Standard Chartered Bank	11/8/24	7,595	—

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
TRY	1,679,300	USD	45,226	Standard Chartered Bank	11/8/24	$ 3,617	$ —
USD	169,948	EUR	157,024	Goldman Sachs International	11/8/24	—	(885)
USD	64,396	EUR	59,687	JPMorgan Chase Bank, N.A.	11/8/24	—	(540)
USD	166,306	EUR	153,659	Standard Chartered Bank	11/8/24	—	(865)
USD	68,424	TRY	2,649,214	Standard Chartered Bank	11/8/24	—	(8,629)
USD	144,214	TRY	5,390,764	Standard Chartered Bank	11/8/24	—	(12,577)
USD	107,136	TRY	4,138,703	Standard Chartered Bank	11/8/24	—	(13,238)
USD	142,848	TRY	5,512,415	Standard Chartered Bank	11/8/24	—	(17,481)
USD	210,673	TRY	7,864,387	Standard Chartered Bank	11/8/24	—	(18,063)
USD	178,560	TRY	6,895,695	Standard Chartered Bank	11/8/24	—	(22,001)
USD	249,984	TRY	9,673,973	Standard Chartered Bank	11/8/24	—	(31,383)
CZK	9,650,000	EUR	384,040	BNP Paribas	12/5/24	—	(3,462)
EUR	192,354	CZK	4,820,759	BNP Paribas	12/5/24	2,277	—
EUR	192,612	CZK	4,829,241	Standard Chartered Bank	12/5/24	2,194	—
EUR	351,755	PLN	1,520,000	Barclays Bank PLC	12/5/24	3,718	—
PLN	1,520,000	EUR	352,742	BNP Paribas	12/5/24	—	(4,793)
SEK	1,908,122	EUR	168,435	HSBC Bank USA, N.A.	12/5/24	—	(4,080)
SEK	1,978,878	EUR	174,673	HSBC Bank USA, N.A.	12/5/24	—	(4,223)
VND	819,900,000	USD	32,888	Deutsche Bank AG	12/5/24	—	(441)
USD	296,058	HKD	2,300,000	BNP Paribas	12/9/24	—	(2)
USD	823,903	HKD	6,400,000	Deutsche Bank AG	12/9/24	85	—
UYU	4,095,000	USD	99,177	Citibank, N.A.	12/9/24	—	(719)
VND	639,000,000	USD	25,787	JPMorgan Chase Bank, N.A.	12/9/24	—	(498)
UYU	1,657,000	USD	39,689	Citibank, N.A.	12/10/24	146	—
VND	1,625,000,000	USD	65,896	Deutsche Bank AG	12/12/24	—	(1,583)
TRY	17,570,092	USD	451,387	Standard Chartered Bank	12/16/24	39,861	—
USD	257,959	TRY	9,870,092	Standard Chartered Bank	12/16/24	—	(18,002)
USD	174,010	TRY	7,700,000	Standard Chartered Bank	12/16/24	—	(41,277)
AUD	1,354,932	USD	903,062	HSBC Bank USA, N.A.	12/18/24	—	(10,998)
AUD	1,000,000	USD	666,167	UBS AG	12/18/24	—	(7,784)
CAD	60,000	USD	44,694	BNP Paribas	12/18/24	—	(1,534)
CAD	84,000	USD	62,497	BNP Paribas	12/18/24	—	(2,073)
CAD	80,000	USD	59,621	BNP Paribas	12/18/24	—	(2,073)
CAD	108,000	USD	80,434	BNP Paribas	12/18/24	—	(2,745)
CAD	127,000	USD	94,561	BNP Paribas	12/18/24	—	(3,205)
CAD	225,000	USD	167,603	BNP Paribas	12/18/24	—	(5,751)
CAD	314,000	USD	233,621	BNP Paribas	12/18/24	—	(7,747)
CAD	301,000	USD	224,324	BNP Paribas	12/18/24	—	(7,801)
CAD	404,000	USD	300,884	BNP Paribas	12/18/24	—	(10,269)
CAD	476,000	USD	354,418	BNP Paribas	12/18/24	—	(12,011)
CNH	81,538	USD	11,677	Bank of America, N.A.	12/18/24	—	(194)
CNH	84,000	USD	12,031	Bank of America, N.A.	12/18/24	—	(201)
CNH	394,564	USD	56,505	Bank of America, N.A.	12/18/24	—	(939)
CNH	403,000	USD	57,718	Bank of America, N.A.	12/18/24	—	(964)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CNH	59,000	USD	8,449	Citibank, N.A.	12/18/24	$ —	$ (140)
CNH	82,000	USD	11,744	Citibank, N.A.	12/18/24	—	(196)
CNH	87,000	USD	12,455	Citibank, N.A.	12/18/24	—	(203)
CNH	86,000	USD	12,319	Citibank, N.A.	12/18/24	—	(207)
CNH	393,000	USD	56,286	Citibank, N.A.	12/18/24	—	(940)
CNH	419,000	USD	59,985	Citibank, N.A.	12/18/24	—	(977)
CNH	412,000	USD	59,015	Citibank, N.A.	12/18/24	—	(993)
CNH	425,000	USD	60,864	Citibank, N.A.	12/18/24	—	(1,011)
CNH	40,000	USD	5,718	HSBC Bank USA, N.A.	12/18/24	—	(85)
CNH	50,000	USD	7,152	HSBC Bank USA, N.A.	12/18/24	—	(111)
CNH	109,172	USD	15,615	HSBC Bank USA, N.A.	12/18/24	—	(240)
CNH	194,000	USD	27,732	HSBC Bank USA, N.A.	12/18/24	—	(411)
CNH	257,828	USD	36,877	HSBC Bank USA, N.A.	12/18/24	—	(568)
CNH	260,000	USD	37,192	HSBC Bank USA, N.A.	12/18/24	—	(577)
CNH	525,364	USD	75,142	HSBC Bank USA, N.A.	12/18/24	—	(1,155)
CNH	1,220,636	USD	174,589	HSBC Bank USA, N.A.	12/18/24	—	(2,687)
CNH	5,653,216	USD	805,493	HSBC Bank USA, N.A.	12/18/24	—	(9,355)
CNH	65,000	USD	9,327	JPMorgan Chase Bank, N.A.	12/18/24	—	(174)
CNH	314,000	USD	45,058	JPMorgan Chase Bank, N.A.	12/18/24	—	(838)
CNH	79,462	USD	11,388	UBS AG	12/18/24	—	(198)
CNH	88,000	USD	12,600	UBS AG	12/18/24	—	(207)
CNH	88,000	USD	12,602	UBS AG	12/18/24	—	(209)
CNH	85,000	USD	12,192	UBS AG	12/18/24	—	(222)
CNH	382,436	USD	54,810	UBS AG	12/18/24	—	(952)
CNH	424,000	USD	60,708	UBS AG	12/18/24	—	(997)
CNH	424,000	USD	60,720	UBS AG	12/18/24	—	(1,009)
CNH	409,000	USD	58,667	UBS AG	12/18/24	—	(1,068)
EUR	1,643,200	CZK	41,315,806	JPMorgan Chase Bank, N.A.	12/18/24	13,835	—
EUR	76,251	CZK	1,917,222	JPMorgan Chase Bank, N.A.	12/18/24	642	—
EUR	178,304	ISK	26,710,000	Citibank, N.A.	12/18/24	171	—
EUR	2,534	ISK	393,449	Citibank, N.A.	12/18/24	—	(99)
EUR	317,199	PLN	1,370,533	BNP Paribas	12/18/24	3,777	—
EUR	71,370	PLN	306,611	BNP Paribas	12/18/24	1,289	—
EUR	59,466	PLN	259,496	Citibank, N.A.	12/18/24	70	—
EUR	373,898	PLN	1,614,305	HSBC Bank USA, N.A.	12/18/24	4,755	—
EUR	370,581	PLN	1,599,169	UBS AG	12/18/24	4,916	—
EUR	71,790	PLN	308,487	UBS AG	12/18/24	1,278	—
GBP	1,240,000	USD	1,641,372	UBS AG	12/18/24	—	(42,587)
ILS	1,111,419	USD	298,468	Bank of America, N.A.	12/18/24	—	(529)
ILS	6,227,629	USD	1,675,355	Barclays Bank PLC	12/18/24	—	(5,906)
ILS	3,860,952	USD	1,041,530	Barclays Bank PLC	12/18/24	—	(6,520)
JPY	38,670,000	USD	273,408	Goldman Sachs International	12/18/24	—	(17,439)
JPY	658,232,397	USD	4,653,894	Goldman Sachs International	12/18/24	—	(296,838)
MXN	75,000	USD	3,695	Citibank, N.A.	12/18/24	25	—

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
MXN	1,000,000	USD	49,552	Goldman Sachs International	12/18/24	$ 49	$ —
MXN	100,000	USD	4,998	Standard Chartered Bank	12/18/24	—	(38)
MXN	877,655	USD	43,866	Standard Chartered Bank	12/18/24	—	(333)
MXN	1,700,000	USD	84,967	Standard Chartered Bank	12/18/24	—	(645)
MYR	435,000	USD	99,910	Barclays Bank PLC	12/18/24	—	(429)
MYR	595,000	USD	138,009	Barclays Bank PLC	12/18/24	—	(1,937)
MYR	267,000	USD	61,586	Credit Agricole Corporate and Investment Bank	12/18/24	—	(525)
MYR	627,000	USD	144,623	Credit Agricole Corporate and Investment Bank	12/18/24	—	(1,233)
MYR	218,000	USD	50,557	Goldman Sachs International	12/18/24	—	(701)
MYR	492,000	USD	113,364	Goldman Sachs International	12/18/24	—	(847)
NOK	2,091,000	EUR	176,891	UBS AG	12/18/24	—	(2,643)
NZD	249,000	USD	149,866	Australia and New Zealand Banking Group Limited	12/18/24	—	(979)
NZD	497,000	USD	299,063	Australia and New Zealand Banking Group Limited	12/18/24	—	(1,887)
NZD	500,000	USD	300,939	Australia and New Zealand Banking Group Limited	12/18/24	—	(1,970)
NZD	497,000	USD	299,163	Australia and New Zealand Banking Group Limited	12/18/24	—	(1,988)
NZD	670,033	USD	403,182	Australia and New Zealand Banking Group Limited	12/18/24	—	(2,543)
NZD	400,000	USD	239,263	Standard Chartered Bank	12/18/24	—	(87)
SGD	1,025,000	USD	792,508	Bank of America, N.A.	12/18/24	—	(14,750)
SGD	677,000	USD	523,659	Citibank, N.A.	12/18/24	—	(9,960)
SGD	975,000	USD	754,020	HSBC Bank USA, N.A.	12/18/24	—	(14,202)
SGD	570,000	USD	440,213	Standard Chartered Bank	12/18/24	—	(7,704)
USD	131,641	AUD	200,000	Australia and New Zealand Banking Group Limited	12/18/24	—	(36)
USD	397,795	CAD	537,000	Bank of America, N.A.	12/18/24	11,508	—
USD	444,572	CAD	600,000	Standard Chartered Bank	12/18/24	12,966	—
USD	431,794	CAD	583,000	Standard Chartered Bank	12/18/24	12,417	—
USD	169,477	CAD	232,709	Standard Chartered Bank	12/18/24	2,079	—
USD	164,840	CAD	226,291	Standard Chartered Bank	12/18/24	2,058	—
USD	537,882	CNH	3,794,800	Bank of America, N.A.	12/18/24	3,463	—
USD	191,807	CNH	1,353,216	Bank of America, N.A.	12/18/24	1,235	—
USD	151,806	CNH	1,071,000	Bank of America, N.A.	12/18/24	977	—
USD	285,046	CNH	2,000,000	BNP Paribas	12/18/24	3,388	—
USD	283,664	CNH	2,000,000	BNP Paribas	12/18/24	2,005	—
USD	142,523	CNH	1,000,000	BNP Paribas	12/18/24	1,694	—
USD	141,832	CNH	1,000,000	BNP Paribas	12/18/24	1,003	—
USD	142,030	CNH	1,000,000	Goldman Sachs International	12/18/24	1,201	—
USD	42,609	CNH	300,000	Goldman Sachs International	12/18/24	360	—
USD	42,609	CNH	300,000	Goldman Sachs International	12/18/24	360	—
USD	141,969	CNH	1,000,000	Standard Chartered Bank	12/18/24	1,139	—
USD	425,873	CNH	3,000,000	UBS AG	12/18/24	3,385	—
USD	284,441	CNH	2,000,000	UBS AG	12/18/24	2,782	—

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	283,873	CNH	2,000,000	UBS AG	12/18/24	$ 2,214	$ —
USD	142,484	CNH	1,000,000	UBS AG	12/18/24	1,655	—
USD	142,220	CNH	1,000,000	UBS AG	12/18/24	1,391	—
USD	141,958	CNH	1,000,000	UBS AG	12/18/24	1,128	—
USD	130,345	ILS	481,296	BNP Paribas	12/18/24	1,324	—
USD	384,723	ILS	1,418,704	Citibank, N.A.	12/18/24	4,409	—
USD	2,517,732	ILS	9,300,000	JPMorgan Chase Bank, N.A.	12/18/24	24,669	—
USD	634,889	JPY	96,000,000	Standard Chartered Bank	12/18/24	—	(567)
USD	4,926	MXN	100,000	Bank of America, N.A.	12/18/24	—	(34)
USD	43,231	MXN	877,655	Bank of America, N.A.	12/18/24	—	(301)
USD	137,139	MXN	2,700,000	JPMorgan Chase Bank, N.A.	12/18/24	3,217	—
USD	3,748	MXN	75,000	Standard Chartered Bank	12/18/24	28	—
USD	139,272	MYR	580,000	Barclays Bank PLC	12/18/24	6,630	—
USD	364,442	MYR	1,580,000	Credit Agricole Corporate and Investment Bank	12/18/24	3,106	—
USD	98,679	MYR	411,000	Goldman Sachs International	12/18/24	4,686	—
USD	645,891	NZD	1,067,447	Australia and New Zealand Banking Group Limited	12/18/24	7,624	—
USD	1,237,219	NZD	2,000,000	Bank of America, N.A.	12/18/24	41,342	—
USD	485,651	NZD	785,162	Goldman Sachs International	12/18/24	16,172	—
USD	197,932	NZD	320,000	Goldman Sachs International	12/18/24	6,591	—
USD	7,614	NZD	12,309	Goldman Sachs International	12/18/24	254	—
USD	834,004	NZD	1,371,213	Standard Chartered Bank	12/18/24	14,103	—
USD	75,607	SGD	100,000	Standard Chartered Bank	12/18/24	—	(272)
USD	172,373	THB	5,767,000	Standard Chartered Bank	12/18/24	965	—
USD	149,522	THB	5,000,000	Standard Chartered Bank	12/18/24	911	—
USD	671,093	ZAR	12,042,097	BNP Paribas	12/18/24	—	(9,389)
USD	1,420,367	ZAR	25,487,079	BNP Paribas	12/18/24	—	(19,871)
USD	171,660	ZAR	2,961,343	Citibank, N.A.	12/18/24	4,319	—
USD	489,653	ZAR	8,449,304	HSBC Bank USA, N.A.	12/18/24	12,195	—
USD	173,146	ZAR	2,991,399	Standard Chartered Bank	12/18/24	4,106	—
USD	114,639	ZAR	2,050,000	Standard Chartered Bank	12/18/24	—	(1,203)
USD	277,854	ZAR	4,982,026	State Street Bank and Trust Company	12/18/24	—	(3,674)
USD	588,077	ZAR	10,544,449	State Street Bank and Trust Company	12/18/24	—	(7,775)
USD	518,779	ZAR	8,931,141	UBS AG	12/18/24	14,093	—
USD	222,284	ZAR	3,977,775	UBS AG	12/18/24	—	(2,494)
USD	717,544	ZAR	12,756,145	UBS AG	12/18/24	—	(3,287)
USD	470,464	ZAR	8,418,954	UBS AG	12/18/24	—	(5,279)
USD	1,518,681	ZAR	26,998,360	UBS AG	12/18/24	—	(6,957)
VND	996,000,000	USD	40,554	Citibank, N.A.	12/18/24	—	(1,132)
ZAR	2,998,280	USD	174,183	Bank of America, N.A.	12/18/24	—	(4,754)
ZAR	9,528,063	USD	552,400	Barclays Bank PLC	12/18/24	—	(13,982)
ZAR	6,118,940	USD	355,418	BNP Paribas	12/18/24	—	(9,646)
ZAR	8,741,343	USD	507,680	HSBC Bank USA, N.A.	12/18/24	—	(13,720)
ZAR	3,014,190	USD	175,315	JPMorgan Chase Bank, N.A.	12/18/24	—	(4,987)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ZAR	6,099,184	USD	354,140	JPMorgan Chase Bank, N.A.	12/18/24	$ —	$ (9,484)
ZAR	1,617,267	USD	89,389	State Street Bank and Trust Company	12/18/24	2,001	—
TRY	10,353,528	USD	263,484	Standard Chartered Bank	12/20/24	24,895	—
TRY	10,352,764	USD	263,565	Standard Chartered Bank	12/20/24	24,792	—
USD	55,442	TRY	2,165,927	Standard Chartered Bank	12/20/24	—	(4,886)
USD	206,847	TRY	7,945,052	Standard Chartered Bank	12/20/24	—	(14,448)
USD	272,107	TRY	10,595,313	Standard Chartered Bank	12/20/24	—	(23,006)
EGP	6,147,786	USD	123,005	Goldman Sachs International	12/31/24	—	(795)
USD	113,848	EGP	6,147,786	Goldman Sachs International	12/31/24	—	(8,363)
TRY	8,197,382	USD	193,908	Standard Chartered Bank	1/6/25	30,791	—
USD	208,424	TRY	8,197,382	Standard Chartered Bank	1/6/25	—	(16,275)
TRY	7,050,000	USD	164,146	Standard Chartered Bank	1/15/25	27,120	—
USD	175,897	TRY	7,050,000	Standard Chartered Bank	1/15/25	—	(15,369)
UYU	2,772,000	USD	65,796	Bank of America, N.A.	1/15/25	556	—
TRY	10,356,125	USD	236,017	Standard Chartered Bank	1/29/25	40,531	—
TRY	6,375,000	USD	146,786	Standard Chartered Bank	1/29/25	23,451	—
USD	136,957	TRY	5,471,828	BNP Paribas	1/29/25	—	(9,162)
USD	280,045	TRY	11,259,297	Standard Chartered Bank	1/29/25	—	(20,621)
TRY	5,436,380	USD	125,611	Standard Chartered Bank	2/10/25	17,740	—
TRY	2,674,368	USD	62,431	Standard Chartered Bank	2/10/25	8,089	—
USD	199,918	TRY	8,110,748	Standard Chartered Bank	2/10/25	—	(13,951)
EUR	185,075	ISK	28,000,000	Bank of America, N.A.	2/18/25	168	—
ISK	393,449	EUR	2,601	Bank of America, N.A.	2/18/25	—	(2)
TRY	4,988,791	USD	118,514	Standard Chartered Bank	2/24/25	11,247	—
USD	120,516	TRY	4,988,791	Standard Chartered Bank	2/24/25	—	(9,244)
VND	997,000,000	USD	40,413	Citibank, N.A.	3/19/25	—	(937)
EGP	10,957,752	USD	211,621	Citibank, N.A.	3/25/25	—	(2,586)
USD	199,341	EGP	10,957,752	Citibank, N.A.	3/25/25	—	(9,695)
UYU	3,410,000	USD	79,348	Citibank, N.A.	3/31/25	1,430	—
EGP	80,175,000	USD	1,500,000	Bank of America, N.A.	4/3/25	23,210	—
USD	210,726	EGP	10,957,752	Bank of America, N.A.	4/3/25	2,544	—
USD	81,187	EGP	4,221,720	Bank of America, N.A.	4/3/25	980	—
USD	204,337	EGP	11,021,917	Citibank, N.A.	4/3/25	—	(5,064)
USD	868,178	EGP	45,970,000	JPMorgan Chase Bank, N.A.	4/3/25	—	(5,187)
EGP	74,325,000	USD	1,384,078	ICBC Standard Bank plc	4/15/25	20,341	—
USD	117,436	EGP	6,147,786	ICBC Standard Bank plc	4/15/25	1,270	—
UYU	1,133,139	USD	26,719	Citibank, N.A.	4/15/25	62	—
EGP	4,221,720	USD	77,892	Standard Chartered Bank	7/10/25	—	(1,127)
USD	73,167	EGP	4,221,720	Standard Chartered Bank	7/10/25	—	(3,598)
						$762,946	$(1,025,344)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	95	Long	12/31/24	$10,187,266	$(195,013)
Euro-Bobl	(1)	Short	12/6/24	(128,518)	598
Euro-Bund	(4)	Short	12/6/24	(573,461)	15,051
Japan 10-Year Bond	(1)	Short	12/13/24	(948,993)	329
U.S. 10-Year Treasury Note	(6)	Short	12/19/24	(662,813)	22,218
U.S. Ultra-Long Treasury Bond	(6)	Short	12/19/24	(753,750)	40,375
					$(116,442)
Inflation Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$ 27,312
EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	27,312
EUR	200	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	18,180
EUR	280	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	27,835
EUR	200	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(18,155)
EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(27,232)
EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(27,359)
EUR	280	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	(31,295)
EUR	110	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.64% (pays upon termination)	3/13/53	12,675
USD	2,200	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.06% (pays upon termination)	8/7/29	39,498
USD	2,100	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.12% (pays upon termination)	8/7/29	31,840
USD	1,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(38,296)
USD	450	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(13,812)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
USD	800	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	$ 18,910
USD	400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	9,292
USD	490	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	15,672
USD	150	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.40% (pays upon termination)	3/13/53	2,553
							$74,930
Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
AUD	500	Pays	6-month AUD Bank Bill (pays semi-annually)	4.48% (pays semi-annually)	6/21/25	$ (502)	$ —	$ (502)
BRL	1,400	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.85% (pays upon termination)	1/2/29	9,178	—	9,178
CLP	489,800	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.64% (pays semi-annually)	12/18/29	8,106	—	8,106
CNY	3,560	Receives	7-day China Fixing Repo Rates (pays quarterly)	1.82% (pays quarterly)	12/18/29	(1,214)	—	(1,214)
CNY	2,000	Receives	7-day China Fixing Repo Rates (pays quarterly)	1.84% (pays quarterly)	12/18/29	(915)	—	(915)
COP	13,044,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.82% (pays quarterly)	4/11/25	569	—	569
COP	4,315,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.81% (pays upon termination)	4/15/25	(95)	—	(95)
COP	4,265,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.78% (pays upon termination)	4/17/25	(158)	—	(158)
COP	4,094,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.76% (pays upon termination)	4/18/25	(172)	—	(172)
COP	2,335,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.72% (pays upon termination)	4/24/25	(50)	—	(50)
COP	2,361,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.73% (pays upon termination)	4/25/25	22	—	22
COP	7,164,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.70% (pays upon termination)	4/29/25	143	—	143

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
COP	2,378,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.70% (pays upon termination)	4/30/25	$ 75	$ —	$ 75
COP	483,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.60% (pays upon termination)	5/1/25	(30)	—	(30)
COP	3,402,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.61% (pays upon termination)	5/1/25	(158)	—	(158)
COP	2,906,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.45% (pays upon termination)	7/16/25	(572)	—	(572)
COP	5,813,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.46% (pays upon termination)	7/17/25	(1,022)	—	(1,022)
COP	4,480,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.45% (pays upon termination)	7/21/25	(625)	—	(625)
COP	3,163,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.55% (pays upon termination)	7/25/25	258	—	258
COP	4,364,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.20% (pays upon termination)	10/16/25	(2,259)	—	(2,259)
COP	2,212,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.21% (pays upon termination)	10/17/25	(1,092)	—	(1,092)
COP	5,654,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.21% (pays upon termination)	10/17/25	(2,791)	—	(2,791)
COP	2,399,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.12% (pays quarterly)	9/18/26	(9,269)	—	(9,269)
COP	2,938,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.27% (pays quarterly)	9/18/26	(9,560)	—	(9,560)
COP	616,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.28% (pays quarterly)	9/18/26	(1,966)	—	(1,966)
COP	1,554,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.30% (pays quarterly)	12/18/29	12,207	—	12,207
COP	658,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.56% (pays quarterly)	9/18/34	11,656	—	11,656
COP	167,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.63% (pays quarterly)	9/18/34	2,762	—	2,762
COP	803,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.64% (pays quarterly)	9/18/34	13,157	—	13,157
CZK	10,730	Receives	6-month CZK PRIBOR (pays semi-annually)	3.54% (pays annually)	12/18/29	610	—	610
CZK	11,170	Pays	6-month CZK PRIBOR (pays semi-annually)	4.12% (pays annually)	12/20/33	23,224	—	23,224

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CZK	9,530	Pays	6-month CZK PRIBOR (pays semi-annually)	4.15% (pays annually)	12/20/33	$ 21,161	$ —	$ 21,161
EUR	309	Pays	6-month EURIBOR (pays semi-annually)	3.14% (pays annually)	9/20/28	9,175	—	9,175
EUR	2,065	Pays	6-month EURIBOR (pays semi-annually)	3.20% (pays annually)	9/20/28	66,821	—	66,821
EUR	386	Pays	6-month EURIBOR (pays semi-annually)	2.96% (pays annually)	9/20/43	34,098	—	34,098
GBP	101	Pays	1-day Sterling Overnight Index Average (pays annually)	4.56% (pays annually)	10/2/28	2,083	—	2,083
GBP	540	Pays	1-day Sterling Overnight Index Average (pays annually)	4.27% (pays annually)	12/20/28	(646)	—	(646)
GBP	540	Pays	1-day Sterling Overnight Index Average (pays annually)	4.28% (pays annually)	12/20/28	(324)	—	(324)
GBP	199	Pays	1-day Sterling Overnight Index Average (pays annually)	4.39% (pays annually)	12/20/28	1,158	—	1,158
GBP	100	Pays	1-day Sterling Overnight Index Average (pays annually)	4.59% (pays annually)	12/20/28	1,750	—	1,750
GBP	1,853	Pays	1-day Sterling Overnight Index Average (pays annually)	3.83% (pays annually)	3/20/29	(43,362)	—	(43,362)
GBP	2,085	Pays	1-day Sterling Overnight Index Average (pays annually)	3.78% (pays annually)	12/18/29	(28,054)	—	(28,054)
GBP	850	Pays	1-day Sterling Overnight Index Average (pays annually)	4.20% (pays annually)	6/21/33	12,323	—	12,323
INR	134,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.94% (pays semi-annually)	12/18/29	(22,683)	—	(22,683)
INR	58,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.94% (pays semi-annually)	12/18/29	(9,760)	—	(9,760)
INR	58,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.95% (pays semi-annually)	12/18/29	(9,683)	—	(9,683)
INR	44,590	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.95% (pays semi-annually)	12/18/29	(7,376)	—	(7,376)
INR	87,900	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.08% (pays semi-annually)	12/18/29	8,848	—	8,848
JPY	51,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.41% (pays annually)	9/20/28	2,441	—	2,441
JPY	89,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.57% (pays annually)	6/19/29	1,025	—	1,025
JPY	28,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.43% (pays annually)	6/15/32	4,856	—	4,856
JPY	21,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.90% (pays annually)	2/2/33	(1,582)	—	(1,582)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
JPY	100,000	Pays	1-day Overnight Tokyo Average Rate (pays annually)	1.65% (pays annually)	12/18/54	$(19,474)	$ —	$(19,474)
KRW	225,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.87% (pays quarterly)	12/18/29	651	—	651
KRW	277,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.88% (pays quarterly)	12/18/29	720	—	720
KRW	299,600	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.89% (pays quarterly)	12/18/29	621	—	621
KRW	210,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.90% (pays quarterly)	12/18/29	367	—	367
KRW	105,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.91% (pays quarterly)	12/18/29	139	—	139
KRW	779,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.03% (pays quarterly)	9/18/34	1,218	—	1,218
KRW	232,738	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.05% (pays quarterly)	9/18/34	635	—	635
MXN	113,010	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	10.39% (pays monthly)	8/5/25	4,015	—	4,015
MXN	64,990	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.98% (pays monthly)	9/11/25	(8,374)	—	(8,374)
MXN	26,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.56% (pays monthly)	10/16/26	(7,046)	—	(7,046)
MXN	14,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.57% (pays monthly)	10/16/26	(3,601)	—	(3,601)
MXN	27,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.54% (pays monthly)	10/19/26	(7,535)	—	(7,535)
MXN	24,300	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.57% (pays monthly)	10/19/26	(6,111)	—	(6,111)
MXN	9,800	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	8.81% (pays monthly)	10/1/29	14,888	—	14,888
NZD	590	Pays	3-month NZD Bank Bill (pays quarterly)	3.51% (pays semi-annually)	9/18/29	(4,855)	—	(4,855)
NZD	1,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.54% (pays semi-annually)	9/18/29	(7,408)	—	(7,408)
NZD	1,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.54% (pays semi-annually)	9/18/29	(7,326)	—	(7,326)
NZD	1,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.55% (pays semi-annually)	9/18/29	(7,135)	—	(7,135)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
NZD	1,140	Pays	3-month NZD Bank Bill (pays quarterly)	3.70% (pays semi-annually)	9/18/29	$ (3,418)	$ —	$ (3,418)
NZD	660	Pays	3-month NZD Bank Bill (pays quarterly)	3.81% (pays semi-annually)	9/18/29	61	—	61
NZD	1,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.82% (pays semi-annually)	9/18/29	201	—	201
NZD	1,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.85% (pays semi-annually)	9/18/29	1,076	—	1,076
NZD	561	Receives	3-month NZD Bank Bill (pays quarterly)	4.08% (pays semi-annually)	5/15/34	1,753	—	1,753
NZD	755	Receives	3-month NZD Bank Bill (pays quarterly)	4.10% (pays semi-annually)	5/15/34	1,567	—	1,567
NZD	663	Receives	3-month NZD Bank Bill (pays quarterly)	4.16% (pays semi-annually)	5/15/34	(447)	—	(447)
NZD	366	Receives	3-month NZD Bank Bill (pays quarterly)	4.16% (pays semi-annually)	5/15/34	(334)	—	(334)
PLN	1,710	Receives	6-month PLN WIBOR (pays semi-annually)	4.67% (pays annually)	12/18/29	6,166	—	6,166
SGD	820	Receives	SORA (pays semi-annually)	2.28% (pays semi-annually)	12/18/29	7,957	—	7,957
THB	10,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.06% (pays semi-annually)	12/18/29	148	—	148
THB	10,100	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.06% (pays semi-annually)	12/18/29	93	—	93
THB	11,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.07% (pays semi-annually)	12/18/29	(7)	—	(7)
TWD	7,400	Receives	3-month TWD TAIBOR (pays quarterly)	1.26% (pays quarterly)	3/20/29	6,615	—	6,615
TWD	9,900	Receives	3-month TWD TAIBOR (pays quarterly)	1.27% (pays quarterly)	3/20/29	8,645	—	8,645
TWD	10,100	Receives	3-month TWD TAIBOR (pays quarterly)	1.32% (pays quarterly)	3/20/29	8,121	—	8,121
TWD	23,800	Receives	3-month TWD TAIBOR (pays quarterly)	1.33% (pays quarterly)	3/20/29	18,725	—	18,725
TWD	8,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.35% (pays quarterly)	3/20/29	6,100	—	6,100
TWD	32,700	Receives	3-month TWD TAIBOR (pays quarterly)	1.36% (pays quarterly)	3/20/29	24,483	—	24,483
TWD	9,900	Receives	3-month TWD TAIBOR (pays quarterly)	1.37% (pays quarterly)	3/20/29	7,275	—	7,275
TWD	9,900	Receives	3-month TWD TAIBOR (pays quarterly)	1.38% (pays quarterly)	3/20/29	7,207	—	7,207
TWD	24,100	Receives	3-month TWD TAIBOR (pays quarterly)	1.64% (pays quarterly)	6/19/29	9,679	—	9,679
TWD	5,800	Receives	3-month TWD TAIBOR (pays quarterly)	1.95% (pays quarterly)	6/19/29	(357)	—	(357)
TWD	22,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.90% (pays quarterly)	9/18/29	916	—	916

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
TWD	22,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.90% (pays quarterly)	9/18/29	$ 663	$ —	$ 663
TWD	11,462	Receives	3-month TWD TAIBOR (pays quarterly)	1.62% (pays quarterly)	12/18/29	5,814	—	5,814
TWD	12,435	Receives	3-month TWD TAIBOR (pays quarterly)	1.62% (pays quarterly)	12/18/29	6,288	—	6,288
TWD	11,463	Receives	3-month TWD TAIBOR (pays quarterly)	1.63% (pays quarterly)	12/18/29	5,639	—	5,639
USD	850	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	3,200	—	3,200
USD	1,050	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	3,991	—	3,991
USD	2,200	Pays	SOFR (pays annually)	3.21% (pays annually)	8/7/29	(65,725)	—	(65,725)
USD	2,100	Pays	SOFR (pays annually)	3.24% (pays annually)	8/7/29	(60,195)	—	(60,195)
USD	240	Receives	SOFR (pays annually)	3.35% (pays annually)	9/18/29	5,095	—	5,095
USD	1,000	Receives	SOFR (pays annually)	3.36% (pays annually)	9/18/29	21,094	—	21,094
USD	1,000	Receives	SOFR (pays annually)	3.36% (pays annually)	9/18/29	20,985	—	20,985
USD	660	Receives	SOFR (pays annually)	3.38% (pays annually)	9/18/29	13,330	—	13,330
USD	1,000	Receives	SOFR (pays annually)	3.40% (pays annually)	9/18/29	19,183	—	19,183
USD	540	Receives	SOFR (pays annually)	3.42% (pays annually)	9/18/29	9,917	—	9,917
USD	1,000	Pays	SOFR (pays annually)	3.06% (pays annually)	11/7/32	(71,235)	—	(71,235)
USD	1,265	Pays	SOFR (pays annually)	3.80% (pays annually)	11/28/33	(21,564)	—	(21,564)
ZAR	11,400	Receives	3-month ZAR JIBAR (pays quarterly)	7.83% (pays quarterly)	12/18/29	2,472	—	2,472
ZAR	1,205	Pays	3-month ZAR JIBAR (pays quarterly)	8.39% (pays quarterly)	12/18/34	(2,633)	—	(2,633)
ZAR	16,803	Pays	3-month ZAR JIBAR (pays quarterly)	8.40% (pays quarterly)	12/18/34	(36,476)	—	(36,476)
ZAR	6,092	Pays	3-month ZAR JIBAR (pays quarterly)	8.44% (pays quarterly)	12/18/34	(12,180)	—	(12,180)
Total						$(3,937)	$ —	$(3,937)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
Citibank, N.A.	MYR	4,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.62% (pays quarterly)	3/20/29	$(2,791)
Goldman Sachs International	MYR	2,207	Receives	3-month MYR KLIBOR (pays quarterly)	3.50% (pays quarterly)	12/18/29	1,930
JPMorgan Chase Bank, N.A.	MYR	2,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.63% (pays quarterly)	3/20/29	(1,589)
JPMorgan Chase Bank, N.A.	MYR	2,200	Receives	3-month MYR KLIBOR (pays quarterly)	3.63% (pays quarterly)	3/20/29	(1,769)
Nomura International PLC	MYR	4,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.60% (pays quarterly)	3/20/29	(2,020)
Standard Chartered Bank	MYR	2,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.62% (pays quarterly)	3/20/29	(1,396)
Standard Chartered Bank	MYR	1,893	Receives	3-month MYR KLIBOR (pays quarterly)	3.49% (pays quarterly)	12/18/29	1,765
Total							$(5,870)
Cross-Currency Swaps (OTC)
Counterparty	Portfolio Receives	Portfolio Pays	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)
Bank of America, N.A.	3-month PLN WIBOR + 0.59% on PLN 4,411,843 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount*	3-month EURIBOR on EUR equivalent of Notional Amount (pays quarterly) plus Notional Amount*	6/5/26/ 6/5/29	$(52)
BNP Paribas	Colombia Overnight Interbank Reference Rate + 1.26% on COP 22,111,516,375 (Notional Amount) (pays quarterly) plus USD 5,576,675*	SOFR on USD 5,576,675 (pays quarterly) plus USD equivalent of Notional Amount*	6/13/25/ 6/13/26	12,226
Goldman Sachs International	Colombia Overnight Interbank Reference Rate + 1.34% on COP 11,971,271,000 (Notional Amount) (pays quarterly) plus USD 3,107,000*	SOFR on USD 3,107,000 (pays quarterly) plus USD equivalent of Notional Amount*	5/30/25/ 5/30/26	15,583
JPMorgan Chase Bank, N.A.	3-month PLN WIBOR + 0.62% on PLN 8,421,053 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount*	3-month EURIBOR on EUR equivalent of Notional Amount (pays quarterly) plus Notional Amount*	5/31/26/ 5/31/29	1,582
				$29,339
(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.
*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered. For non-deliverable currency swaps, the net of the USD amount and USD equivalent of the Notional Amount will be paid or received by the Portfolio.

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Abbreviations:
COF	– Cost of Funds 11th District
CPI-U (NSA)	– Consumer Price Index All Urban Non-Seasonally Adjusted
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
GDP	– Gross Domestic Product
HICP	– Harmonised Indices of Consumer Prices
JIBAR	– Johannesburg Interbank Average Rate
KLIBOR	– Kuala Lumpur Interbank Offered Rate
MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter

PRIBOR	– Prague Interbank Offered Rate
SAIBOR	– Saudi Arabian Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
SORA	– Singapore Overnight Rate Average
STACR	– Structured Agency Credit Risk
TAIBOR	– Taipei Interbank Offered Rate
TBA	– To Be Announced
TLREF	– Turkish Lira Overnight Reference Rate
WIBOR	– Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore
CNY	– Yuan Renminbi
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EGP	– Egyptian Pound
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
ISK	– Icelandic Krona
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso

MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PEN	– Peruvian Sol
PHP	– Philippine Peso
PLN	– Polish Zloty
PYG	– Paraguayan Guarani
RSD	– Serbian Dinar
SAR	– Saudi Riyal
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thai Baht
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
UYU	– Uruguayan Peso
VND	– Viet Nam Dong
ZAR	– South African Rand

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $33,541,324)	$33,282,803
Affiliated investments, at value (identified cost $1,107,669)	1,107,669
Deposits for derivatives collateral:
Centrally cleared derivatives	1,043,095
Foreign currency, at value (identified cost $308,061)	306,883
Interest receivable	498,298
Dividends receivable from affiliated investments	3,884
Receivable for investments sold	713,180
Receivable for open forward foreign currency exchange contracts	762,946
Receivable for open swap contracts	33,086
Receivable for closed swap contracts	5,819
Receivable from affiliates	85,884
Trustees' deferred compensation plan	45,023
Total assets	$37,888,570
Liabilities
Payable for reverse repurchase agreements, including accrued interest of $2,564	$2,248,065
Written options and swaptions outstanding, at value (premiums received $4,138)	4,360
Payable for investments purchased	3,788
Payable for when-issued securities/forward purchase commitments	2,715,329
Payable for variation margin on open futures contracts	11,879
Payable for variation margin on open centrally cleared derivatives	281,815
Payable for open forward foreign currency exchange contracts	1,025,344
Payable for open swap contracts	9,617
Due to custodian	620
Payable to affiliates:
Investment adviser fee	13,439
Trustees' fees	209
Trustees' deferred compensation plan	45,023
Accrued expenses	233,625
Total liabilities	$6,593,113
Net Assets applicable to investors' interest in Portfolio	$31,295,457

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income from affiliated investments	$82,280
Interest income (net of foreign taxes withheld of $20,130)	2,176,296
Other income	2,869
Total investment income	$2,261,445
Expenses
Investment adviser fee	$170,969
Trustees’ fees and expenses	2,626
Custodian fee	240,724
Legal and accounting services	90,884
Interest expense and fees	46,070
Interest expense on securities sold short	59,301
Miscellaneous	4,912
Total expenses	$615,486
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$272,960
Total expense reductions	$272,960
Net expenses	$342,526
Net investment income	$1,918,919
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $14,503)	$(998,259)
Written options and swaptions	25,558
Securities sold short	100,824
Futures contracts	16,658
Swap contracts	(205,015)
Foreign currency transactions	(38,367)
Forward foreign currency exchange contracts	(506,497)
Net realized loss	$(1,605,098)
Change in unrealized appreciation (depreciation):
Investments (including net decrease in accrued foreign capital gains taxes of $156)	$2,194,978
Written options and swaptions	60,274
Securities sold short	(14,637)
Futures contracts	42,406
Swap contracts	746,047
Foreign currency	15,484
Forward foreign currency exchange contracts	18,495
Net change in unrealized appreciation (depreciation)	$3,063,047
Net realized and unrealized gain	$1,457,949
Net increase in net assets from operations	$3,376,868

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$1,918,919	$1,782,189
Net realized loss	(1,605,098)	(3,196,761)
Net change in unrealized appreciation (depreciation)	3,063,047	3,004,838
Net increase in net assets from operations	$3,376,868	$1,590,266
Capital transactions:
Contributions	$3,549,095	$17,066,116
Withdrawals	(11,658,791)	(11,182,963)
Net increase (decrease) in net assets from capital transactions	$(8,109,696)	$5,883,153
Net increase (decrease) in net assets	$(4,732,828)	$7,473,419
Net Assets
At beginning of year	$36,028,285	$28,554,866
At end of year	$31,295,457	$36,028,285

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses(2)	1.80%	1.28%	1.12%	0.90%	0.87%
Net expenses(2)	1.00%(3)	0.72%(3)	0.72%(3)	0.71%	0.71%
Net investment income	5.62%	4.66%	3.13%	1.86%	2.48%
Portfolio Turnover(4)	227%	230%	159%	102%	88%
Total Return	9.35%	6.86%	(18.54)%	(0.08)%	6.04%
Net assets, end of year (000’s omitted)	$31,295	$36,028	$28,555	$58,102	$57,167
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.31%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively, and 0.01% of average daily net assets for each of the years ended October 31, 2021 and 2020.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(4)	Includes the effect of To Be Announced (TBA) transactions.

See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Global Sovereign Opportunities Fund held an interest of approximately 100% in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
J  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
K  Written Options—Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

Portfolio’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
L  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
M  Inflation Swaps—Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.
N  Cross-Currency Swaps —Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
O  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
P  Total Return Swaps—In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
Q  Swaptions—A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
R  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.
S  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
T  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
U  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2024, the Portfolio’s investment adviser fee amounted to $170,969 or 0.50% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $270,602 of the Portfolio’s operating expenses for the year ended October 31, 2024.
The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $2,358 relating to the Portfolio’s investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, TBA transactions and securities sold short, for the year ended October 31, 2024 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$30,413,525	$28,402,612
U.S. Government and Agency Securities	32,217,486	32,615,377
	$62,631,011	$61,017,989
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts and reverse repurchase agreements of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$34,287,146
Gross unrealized appreciation	$1,191,105
Gross unrealized depreciation	(1,167,313)
Net unrealized appreciation	$23,792

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Credit Risk: The Portfolio enters into credit default swaps to enhance total return and/or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $1,039,321. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $29,977 at October 31, 2024.
The OTC derivatives in which the Portfolio invests (except for written options and swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/ or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/ or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Foreign Exchange	Interest Rate	Total
Unaffiliated investments, at value	$23,730	$ —	$23,730
Not applicable	477,326*	815,069*	1,292,395
Receivable for open forward foreign currency exchange contracts	762,946	—	762,946
Receivable for open swap contracts	—	33,086	33,086
Total Asset Derivatives	$1,264,002	$848,155	$2,112,157
Derivatives not subject to master netting or similar agreements	$477,326	$815,069	$1,292,395
Total Asset Derivatives subject to master netting or similar agreements	$786,676	$33,086	$819,762
Written options, at value	$(4,360)	$ —	$(4,360)
Not applicable	(389,545)*	(860,518)*	(1,250,063)
Payable for open forward foreign currency exchange contracts	(1,025,344)	—	(1,025,344)
Payable for open swap contracts	—	(9,617)	(9,617)
Total Liability Derivatives	$(1,419,249)	$(870,135)	$(2,289,384)
Derivatives not subject to master netting or similar agreements	$(389,545)	$(860,518)	$(1,250,063)
Total Liability Derivatives subject to master netting or similar agreements	$(1,029,704)	$(9,617)	$(1,039,321)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Australia and New Zealand Banking Group Limited	$7,624	$(7,624)	$ —	$ —	$ —
Bank of America, N.A.	91,194	(22,720)	—	—	68,474
Barclays Bank PLC	18,491	(18,491)	—	—	—
BNP Paribas	38,898	(38,898)	—	—	—
Citibank, N.A.	10,632	(10,632)	—	—	—
Credit Agricole Corporate and Investment Bank	3,106	(1,758)	—	—	1,348
Deutsche Bank AG	85	(85)	—	—	—
Goldman Sachs International	51,035	(51,035)	—	—	—
HSBC Bank USA, N.A.	16,950	(16,950)	—	—	—
ICBC Standard Bank plc	21,611	—	—	—	21,611
JPMorgan Chase Bank, N.A.	56,166	(25,066)	(31,100)	—	—
Standard Chartered Bank	453,252	(318,286)	—	—	134,966

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$17,876	$(11,449)	$ —	$ —	$6,427
UBS AG	32,842	(32,842)	—	—	—
	$819,762	$(555,836)	$(31,100)	$—	$232,826

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Australia and New Zealand Banking Group Limited	$(9,403)	$7,624	$ —	$ —	$(1,779)
Bank of America, N.A.	(22,720)	22,720	—	—	—
Barclays Bank PLC	(28,774)	18,491	10,283	—	—
BNP Paribas	(111,534)	38,898	—	—	(72,636)
Citibank, N.A.	(37,650)	10,632	—	—	(27,018)
Credit Agricole Corporate and Investment Bank	(1,758)	1,758	—	—	—
Deutsche Bank AG	(6,384)	85	—	—	(6,299)
Goldman Sachs International	(325,972)	51,035	—	—	(274,937)
HSBC Bank USA, N.A.	(62,412)	16,950	—	—	(45,462)
JPMorgan Chase Bank, N.A.	(25,066)	25,066	—	—	—
Nomura International PLC	(2,020)	—	—	—	(2,020)
Standard Chartered Bank	(318,286)	318,286	—	—	—
State Street Bank and Trust Company	(11,449)	11,449	—	—	—
UBS AG	(75,893)	32,842	—	—	(43,051)
	$(1,039,321)	$555,836	$10,283	$ —	$(473,202)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
Information with respect to reverse repurchase agreements at October 31, 2024 is included at Note 7.

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2024 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions	$ —	$(93,711)	$ —	$(93,711)
Written options and swaptions	—	17,677	7,881	25,558
Futures contracts	—	—	16,658	16,658
Swap contracts	1,721	—	(206,736)	(205,015)
Forward foreign currency exchange contracts	—	(506,497)	—	(506,497)
Total	$1,721	$(582,531)	$(182,197)	$(763,007)
Change in unrealized appreciation (depreciation):
Investments	$ —	$(14,961)	$(8,867)	$(23,828)
Written options and swaptions	—	(222)	60,496	60,274
Futures contracts	—	—	42,406	42,406
Swap contracts	(385)	—	746,432	746,047
Forward foreign currency exchange contracts	—	18,495	—	18,495
Total	$(385)	$3,312	$840,467	$843,394
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Purchased Swaptions	Written Options and Swaptions	Swap Contracts
$8,982,000	$6,902,000	$88,562,000	$1,051,000	$1,041,000	$89,934,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased and written currency options contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately $3,299,000 and $284,000, respectively.
6  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

7  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2024 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)		Principal Amount	Value Including Accrued Interest
JPMorgan Chase Bank, N.A.	10/21/24	On Demand(1)	4.90%	NZD	1,356,748	$811,922
JPMorgan Chase Bank, N.A.	10/22/24	On Demand(1)	4.90	NZD	2,400,171	1,436,143
Total						$2,248,065
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2024, the type of securities pledged as collateral for all open reverse repurchase agreements was Sovereign Government Bonds.
For the year ended October 31, 2024, the average borrowings under settled reverse repurchase agreements and the average annual interest rate paid were approximately $698,000 and 5.55%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2024. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2024.
Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.
The following table presents the Portfolio’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Portfolio as of October 31, 2024.
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged*(a)	Cash Collateral Pledged(a)	Net Amount(b)
JPMorgan Chase Bank, N.A.	$(2,248,065)	$ —	$2,248,065	$ —	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
8  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $1,107,669, which represents 3.6% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$803,076	$38,551,341	$(38,246,748)	$ —	$ —	$1,107,669	$82,280	1,107,669

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$ 2,857,618	$ —	$ 2,857,618
Foreign Corporate Bonds	—	262,236	—	262,236
Sovereign Government Bonds	—	22,490,329	—	22,490,329
U.S. Government Agency Mortgage-Backed Securities	—	3,604,498	—	3,604,498
Short-Term Investments:
Affiliated Fund	1,107,669	—	—	1,107,669
U.S. Treasury Obligations	—	4,044,392	—	4,044,392
Purchased Currency Options	—	23,730	—	23,730
Purchased Interest Rate Swaptions	—	—	—	—
Total Investments	$1,107,669	$33,282,803	$ —	$34,390,472
Forward Foreign Currency Exchange Contracts	$ —	$ 1,240,272	$ —	$ 1,240,272
Futures Contracts	78,571	—	—	78,571
Swap Contracts	—	769,584	—	769,584
Total	$1,186,240	$35,292,659	$ —	$36,478,899
Liability Description
Written Currency Options	$ —	$ (4,360)	$ —	$ (4,360)
Forward Foreign Currency Exchange Contracts	—	(1,414,889)	—	(1,414,889)
Futures Contracts	(195,013)	—	—	(195,013)
Swap Contracts	—	(675,122)	—	(675,122)
Total	$ (195,013)	$(2,094,371)	$ —	$(2,289,384)
10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

International Income Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Sovereign Opportunities Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between International Income Portfolio (the

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

“Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Fund and the Portfolio, including recent changes to such personnel. The Board considered the abilities and experience of each Adviser’s investment professionals in analyzing factors relevant to investment in sovereign obligations. The Board also considered each Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board noted that, effective June 26, 2023, the Fund’s name and investment strategies changed to allow the Fund, under normal market conditions, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and non-U.S. sovereign investments. The Board also noted that the Fund, under normal market conditions, continues to invest at least 40% of its net assets in foreign investments. Although the Board considered information comparing the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), the Board determined, in light of the recent changes to the Fund, to continue to monitor and evaluate the effectiveness of such changes over time.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are not excessive.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

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EAIIX-NCSR    10.31.24

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Portfolio’s Board of Trustees since the Portfolio last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

International Income Portfolio

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	December 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	December 23, 2024

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	December 23, 2024